Exhibit 99.1

Echo Global Logistics Investor Day Presentation June 9, 2014 PEOPLE • TECHNOLOGY • RESULTS

Forward Looking Statements and Non-GAAP Financial Measures All statements made today, other than statements of historical fact, are or may be deemed to be forward- looking statements. These statements are based on Echo Global Logistics' current plans and expectations and involve risks, uncertainties and other factors that may cause our actual results, performance or achievements to be different from any future results, performance or achievements expressed or implied by these statements. Information concerning these risks, uncertainties and other factors is contained under the headings "Risk Factors" and "Forward-Looking Statements" and elsewhere in the most recent Form 10-K Echo Global Logistics filed with the Securities and Exchange Commission. Echo Global Logistics undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation refers to Non-GAAP Fully-Diluted EPS (“Non-GAAP EPS”), and Non-GAAP Earnings Before Interest, Depreciations and Amortization (“Non-GAAP EBITDA”), defined as "non-GAAP financial measures" by the Securities and Exchange Commission. We refer to Non-GAAP EBITDA and Non-GAAP EPS to describe earnings and earnings per share excluding the tax-effected changes in contingent consideration payable, loss related to the acquisition of Shipper Direct, and non-recurring settlement costs. We believe these measure provide useful information to investors about the financial performance of the Company's ongoing business. Non-GAAP EPS and Non-GAAP EBITDA are used by management in its financial and operational decision-making and evaluation of overall operating performance. These measures may be different from similar measures used by other companies. The presentation of this financial information, which is not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with generally accepted accounting principles. For a reconciliation of this non-GAAP financial measure to the nearest comparable GAAP financial measure, see "Reconciliation to GAAP Fully-Diluted EPS and EBITDA" included in the Appendix of this presentation.

Agenda Optimizing the Platform for Growth Time 01:00 Presentation and Speaker Overview & Welcome Remarks Doug Waggoner, Chief Executive Officer Location Main Cafeteria Table of Contents Page 4 01:20 Sales and Operations Dave Menzel, Chief Operating Officer Main Cafeteria Page 9 02:00 Enterprise Services Sean Burke, SVP Business Development Main Cafeteria Page 25 02:20 Technology Nitin Kapoor, Chief Technology Officer Main Cafeteria Page 32 02:40 Talent & Culture Cheryl Johnson, SVP Talent Main Cafeteria Page 42 03:00 BREAK 03:10 Station 1: Inside Sales Management Aaron Leckow/Scott Mulholland Apex 03:35 Station 2: Enterprise Implementation & Account Management Mike Mobley/Bill Homoky /Account Managers Truckload Conference Room 04:00 Station 3: Client & Carrier Sales Technology Demonstration Jay Gustafson/Maureen Kearney/Jeff Rawsky Board Room 04:25 Long Term Financial and Operating Targets Kyle Sauers, Chief Financial Officer Main Cafeteria Page 46 04:45 Q&A Main Cafeteria 05:00 Cocktails Truckload Collaboration Area 06:15 Dinner Main Cafeteria 07:30 Program Concludes

Overview Doug Waggoner, CEO

Key Themes • Echo track record • Market dynamics • Echo differentiators and competitive advantage • Where are we going / strategic initiatives • Translation to our financial model

Solid 3PL Market Growth Over Time Growth in Outsourced Transportation Outpaces Industry and Economy Revenue and Earnings CAGR (2009-2013)1 ECHO Non-GAAP EPS 42.2% ECHO Revenue 35.9% U.S. Outsourced Transportation 8.5% U.S Transportation 6.8% U.S. GDP 3.5% 0% 10% 20% 30% 40% 50%1Chart compares 4 year CAGR of ECHO total revenue and Non-GAAP EPS compared with estimated growth in U.S. transportation industry, U.S. outsourced transportation and U.S. GDP for same time period. See Appendix to this presentation for a reconciliation of this non-GAAP financial measure to the most applicable financial measure under GAAP. "U.S. Transportation" represents American Transportation Association estimates for 2013 spend on transportation services in the United States. "U.S. Outsourced Transportation" represents Armstrong & Associates estimates for outsourced portion of 2013 spend on transportation services in the United States. "U.S. GDP" represents United Nations Statistics Division calculations for United States annual Gross Domestic Product. Data as of December 31, 2013.

3PL Market Continues to Evolve •                    Rapid growth in 3PL market anticipated Market dynamics Technology Competition TL Capacity Implications Periods of diminished access to capacity Increased Increased price transparency Our expectations Growth will continue Access to the small to mid-sized carriers will continue to be a premium service Larger TL brokers with scale and dependable networks will thrive Technology will improve service levels and reliability of brokered capacity U.S. Transportation Industry 1996-20131 U.S. Outsourced Transportation Industry (Billions) $0 $20 $40 $60 $80 $100 $120 $140 $160 1996 1998 2000 2002 2004 2006 2008 2010 2012 1Armstrong & Associates

Echo Positioned For Success Strong management team Expanded capabilities Growing sales presence Brand awareness Employee engagement Significant Momentum

Sales and Operations Dave Menzel, COO

Transportation Uncomplicated Integrated Sales and Operations Teams Distinctive Service Proprietary Technology Access to Capacity

Multimodal Service Offering

Critical Component of Value Proposition for SMB Shippers

Service	Market	Transportation Spend	TL	Partial TL	LTL	Intermodal	Expedited	Domestic Air	Internat'l	Small Parcel
Transactional (Brokerage)	SMB[1]	$25K - $50M	●	●	●	●				
	National	$50M - $2B+	●	●	◎	◎				
Enterprise (Sole Source/ Managed)	SMB	$500K - $10M	●	●	●	●	◎	◎	◎	◎
	National	$10M - $200M	●	●	●	◎	◎	◎	◎	◎

● *Indicates primary mode offered by Echo*

◎ *Indicates secondary mode offered by Echo*

[1] *SMB refers to Small to Midsize Businesses*

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Less Than Truckload Leadership Robust carrier network with deep relationships Optimized pricing capitalizing on freight imbalance Automation drives efficient execution Flexible, easy to use enabling SMB penetration LTL Revenue (Dollars in Millions) $192 $286 $337 $367 2010 2011 2012 2013

Truckload Investments Centralized / regional sourcing model Decentralized workforce Utilization of growing data base Proprietary technology – scalability and execution Targeted lane development Carrier “procurement” capability Reliable, fast payer Ease of doing business with – load matching $191 $263 $330 $395 2010 2011 2012 2013 Truckload Revenue (Dollars in Millions)

Truckload Growth Accelerating in 2014 $0 $2 $4 $6 $8 $10 $12 $14 Jan Mar May Jul Sep Nov Dec Weekly Truckload Revenue (Dollars in Millions) 2014 TL 2013 TL 2012 TL

Investments in Truckload Sourcing Increase Both Capacity and Service 1Chart compares carrier-sourcing organization headcount with carrier-sourcing organization productivity. Data excludes all truckloads sourced by other operating personnel or through dedicated sourcing teams. Headcount Shipments - 2.0 4.0 6.0 8.0 10.0 12.0 - 20 40 60 80 100 120 140 160 180 200 Sep Oct Nov Dec Jan Feb Mar Apr Carrier Sales Rep Productivity1 Carrier Sales Reps Loads/Rep/Day

Carrier Utilization 2014 “very small” carrier utilization increased 20% as a percentage of the total over prior year Fleets < 100 tractors represent approximately 50% of the total tractor capacity in the market Regional sourcing teams target building relationships with carriers to match shipper / carrier needs Powerful network building over time Q1 2014 TL Volume by Carrier Size Very Small (< 25) 60% National (500+) 9% 12% Medium (51-100) 10% Large (101-500) 9% Small (26-50)

Growing Expertise Managing Large Truckload Shippers Dedicated account teams deliver premier client service Superior sourcing model drives high service levels Integration and automation drives efficiency and dependability National Accounts Percent of TL Revenue

Intermodal Services Positioned For Growth Three regional operating locations Integrated technology Full IMC capabilities Ramp to ramp or door to door Integrating pricing and quoting across sales channels in 2014 Intermodal Revenue (Dollars in Millions)

Capabilities Overview Multi-modal Industry leading LTL Growing TL and Intermodal – poised to capture market share Partnerships enable International, Expedited, Small Parcel Technology and people enable SMB penetration

High Level “Go to Market” Strategy Inside Sales Organization •Over 400 client-facing reps in 5 offices1 •Focused on delivering multi-modal solutions •Integrated sales and service teams •Experienced reps move up market Acquired Branches •Combination of over 300 client-facing inside reps and field agents in 18 offices1 •Multi-modal solutions •Greater focus on large TL National and Enterprise New Strategic Acquisitions •Leverage capabilities to new clients •Add sales and service talent •Increase capabilities and expertise to serve existing clients National Coverage Diverse demographics able to meet diverse transportation buyers Mix of “inside” and “field” sales reps Geographic Expansion 1 Headcount and office locations as of March 31, 2014.

Sales Growth Drivers Transactional Sales Force Entry level focus on SMB Over 28,000 annual clients Adding people and increasing tenure drives gains As tenure increases, ability to sell “up market” increases Business Development Lead generation driven by transactional sales Focus on National Truckload and Enterprise Team sales with strategic value Regional VP Leadership Targeted account development Experienced industry professionals Deep expertise and ability to serve large clients utilizing Echo resources

Transactional Sales Development Growing sales force over time Making strategic hires Adding talent through acquisition Reducing attrition as sales force matures Increasing productivity – up 76% in less than four years Sales Productivity Thousands Transactional Sales Headcount Annualized Revenue per Average Sales Rep

Growing our Sales Force Refining the hiring process and target profile Continually developing training tools and skills that drive success Fostering coaching and mentorship Advancing career path and support resources Employee Sales Attrition

Driving Productivity Gains Increasing tenure Increasing share of wallet Expanding truckload national accounts Inside Sales Tenure (Months)1 Inside Sales Client Rep Productivity by Months of Tenure2 1 Inside Sales includes both client and carrier-facing sales representatives. 2Chart compares total annualized revenue generated per average inside sales representative by months of tenure. Thousands Revenue Months Apr13 - Mar14 Apr11 - Mar12 Apr12 - Mar13

Enterprise Services Growing at 17.4% 3-Year CAGR Focus on “outsourced transportation management” 3PL segment Broad scope including “Single Source” Mode specific “Flex” Huge growth opportunity, less than 1.5% share1 Total Enterprise Revenue (Dollars in Millions) 1Source: Company data, American Transportation Association, Armstrong & Associates.  Estimate of Echo’s total revenue as a percentage of 3PL market in the United States for Truckload, Less Than Truckload and Intermodal services.

Enterprise Services Scope Design Source Execute Business Analytics Integrated, Flexible Proprietary Technology End-to-End Strategic Account Management Continuous Process Improvement

Enterprise Differentiators vs. the Market Low cost sales model piggybacking Inside Sales organization Huge installed base of more than 18,000 SMB clients to “target” SMB-focused value proposition to clients Improved service, margins & revenue, plus capital efficiency Technology, capacity and business processes are enablers SMB vs. large client technology and business process drive faster ROI

Enterprise Client Testimonial

Acquisition Strategy Targeted, tuck-in, non-asset based Complimentary, ability to benefit from Echo technology Cultural fit – role for key executives – talent acquisition Cross sell – Echo services enhance value to target clients Capabilities added – target capabilities that add value to existing Echo clients

Track Record 17 acquisitions completed through March 31, 2014 20% CAGR / 33% IRR1 All fully integrated 15 of 17 former owners in key operating / sales roles Aggregate Purchase Price $87.3MM3 1CAGR and IRR calculations as of Dec 31, 2013. 2Acquired revenue represents the trailing 12 months revenue of each acquisition as of the date of purchase. 3Purchase price equals cash paid on acquisition date plus the fair value of potential earn-out payments. Graphic does not include One-Stop acquisition made in Q2 of 2014.

One-Stop Logistics LTL broker, 17 year operating history West Coast presence Focus: Sacramento, Watsonville, Portland, LA and Phoenix Employee-based sales model High margin, high growth business Accretive gross and operating margins Most profitable company acquired in Echo’s history at $4.3MM in TTM EBITDA, after adjusting for non-recurring expenses One-Stop Gross Revenue (Dollars in Millions)

Technology Nitin Kapoor, Chief Technology Officer

Echo Technology Infrastructure More Than 60 Projects Delivered Over Past 12 Months Single Multimodal Platform That Supports Agile Feature Development Multimodal Focus LTL Value Added Services Cubic Rating (in process) Truckload Pricing and Quoting New Track/Trace Engine Specialized Services Intermodal Now on a Single intermodal platform Integrated acquisitions

Key Technology Differentiator Data Landscape Represents a Huge Competitive Advantage Data Drives Increasing Automation and Self Service Functionality 1Weekly “actives” refers to total number of shipper users that log on to one of Echo’s web applications Data Scale Over 28,000 clients served annually and 32,000 carriers in our network Vibrant online user community – over 4,500 weekly “actives”1 Data Quality Single operating platform Consistent operating procedure/interpretation

Digitized Carrier Profile Increasingly Rich Carrier Profile Carrier Profile Data Used In All Aspects of Service – Quote Through Delivery Echo Carrier Profile Operating Data •Operating authority •CSA 2010 data •Insurance coverage •Carrier watch lists Sourcing •Lane preferences •Equipment types •Pricing history •Posting history •Clickstream Analytics Delivery Performance •On-time performance •Detention requests •OS&D ratio •Claims history Delivery - Settlement •Payment terms •Invoicing accuracy •Self service invoicing •Self service payment

Digitized Carrier Profile Multiple Data Elements Combine To Provide “YelpTM” Style Ratings For Carriers

Multivariate Quoting/Carrier Recommendations Combination of Algorithms And Rules Enable Sales Methodology Data Inputs Processed into Multiple Information Outputs Carrier Profile Shipper/Demand Variables Supply Analytics Quoting Algorithm Recommendation Algorithm Quotes for Shipper Sales rioritized Call Lists for Carrier Sales

Multivariate Quoting/Carrier Recommendations Technology Helps Expand Margins Based On Current Market Conditions Echo’s Data External Data (multiple sources)

Management By Exception Predictive Event Based Tracking Enabled By Data Driven Automation Dispatch Pickup In Transit Delivery Higher Service Levels With Fewer Phone Calls

Management By Exception Users Alerted To Potential Service Issues

IT Supporting Business Strategy Major Strategic Investment Themes Beyond “Run The Business” Diligent Prioritization of Ideas and Features Based on ROI Promise Top Line Growth • Sales Rep Productivity • Enterprise Offerings • Acquisitions – Truckload/Intermodal Maintain Margin Leadership Expansion • Network • Online platform optimization • Additional value • Truckload Workflow added services • Yield Management ROI Driven Prioritization

Talent Cheryl Johnson, SVP of Talent

The Ugly Truth About Talent That Every Organization Faces Employee productivity is not fixed and can oscillate from day to day Focusing on the cultural drivers that will ensure our success. My Manager Am I having Do I belong? fun? Do my Do I feel colleagues Employee appreciated work Engagement ENOUGH? together? Is my work Am I meaningful? growing? Do I have the resources to do my work?

Our Culture Advantage The “Secret Sauce” Behind Consistent High Performance Values and purpose Team aligned around common goals High standards Feedback rich environment Emphasis on recognition FUN

Talent Game Changers Beyond delivering the basics Talent Area Distinctive Approach Example Talent Acquisition Build a predictable data driven recruiting machine Selection assessments & hiring technology Training & Development Foster a Learning Culture Action learning approach; Tier structure; Coaching & recognition technology Talent Optimization Employee Behavior Studies Standardizing top performer best practices

Financial Review Kyle Sauers, CFO

Long Term Targets (FY 2017) 2013 Metrics $884MM in gross revenue $34MM in non-GAAP EBITDA 45% of gross revenue from TL 229 enterprise clients 1,297 employees Employee sales tenure of 19 months 2017 Target Metrics $2.0B in gross revenue $100MM in non-GAAP EBITDA 60% of gross revenue from TL 335+ enterprise clients 2,200+ employees Employee sales tenure of 28 months

Gross Revenue Growth (2017 Target) 12014 Guidance shown as the midpoint of the updated gross revenue range given May 13, 2014

Non-GAAP EBITDA Margin Expansion Client & Carrier Sales Productivity Increasing Tenure Carrier Network Density Brand Reputation Reduced Attrition Overhead Scale Accretive Acquisitions

Appendix Speaker Biographies and Non-GAAP Reconciliation

Speaker Biographies Douglas R. Waggoner Chief Executive Officer Douglas R. Waggoner has served as Chief Executive Officer of Echo Global Logistics since December 2006, joining the company’s Board of Directors in February 2008. Mr. Waggoner brings over 30 years of leadership experience in transportation, logistics and technology innovation to Echo. Prior to joining Echo, Mr. Waggoner founded SelecTrans, LLC, a freight management software provider based in Chicago, Illinois. From April 2004 to December 2005, Mr. Waggoner served as Chief Executive Officer of USF Bestway, and from January 2002 to April 2004 he served as Senior Vice President of Strategic Marketing for USF Corporation. Mr. Waggoner served as President and Chief Operating Officer of Daylight Transport from April 1999 to January 2002, Executive Vice President from October 1998 to April 1999, and Chief Information Officer from January 1998 to October 1998. From 1986 to 1998, Mr. Waggoner held a variety of positions in sales, operations, marketing and engineering at Yellow Transportation before becoming Vice President of Customer Service. Mr. Waggoner holds a bachelor's degree in Economics from San Diego State University.

Speaker Biographies David Menzel Chief Operating Officer David B. Menzel has served as Chief Operating Officer of Echo Global Logistics since October 2013. He joined the company as Chief Financial Officer in April 2008. Mr. Menzel brings a wealth of experience managing the finance and accounting operations of startup technology operations to Echo. Prior to joining Echo, Mr. Menzel was the Chief Financial and Operating Officer of G2 SwitchWorks Corp., a travel technology company, between May 2005 and March 2008. Mr. Menzel served as a managing director of Parson Consulting, a management consulting firm, from 2003 to 2005. Mr. Menzel served as the Chief Executive Officer of YesMail, Inc. from 2000 to 2003, and as the Senior Vice President and Chief Financial Officer from 1999 to 2000. Mr. Menzel was also the Chief Financial Officer of Campbell Software from 1994 to 1999, and worked in the Audit and Financial Consulting Practice of Arthur Andersen LLP from 1985 to 1994. Mr. Menzel holds a bachelor's degree in accounting and a Masters of Accountancy from Florida State University and is a Certified Public Accountant.

Speaker Biographies Evan Schumacher Chief Commercial Officer Evan Schumacher has served as Chief Commercial Officer of Echo Global Logistics since October 2013. He joined the company in March 2013 as Senior Vice President of Truckload following the acquisition by Echo of Open Mile, an online transportation service provider, where he served as CEO. Prior to joining Echo, Mr. Schumacher served as CEO of three additional venture capital backed companies: Going.com, a million member online community for finding "who's going where" in urban cities; Everypoint, a platform for delivering real-time mobile applications prior to the advent of the iPhone; and, Celarix, the first managed service for the logistics industry serving Fortune 500 customers. Before his career as a technology entrepreneur, Mr. Schumacher held logistics management positions at LA Gear, Stride Rite and KPMG. Mr. Schumacher holds a BA from Northeastern University and an MBA from Northwestern University Kellogg School of Management. Sean Burke SVP, Business Development Sean Burke has served as Senior Vice President of Business Development at Echo Global Logistics since April 2014. Mr. Burke has 20 years of sales and operations leadership experience at large shippers, LTL carriers, and 3PLs, both domestically and overseas. Prior to joining Echo, Mr. Burke held a senior leadership position at Ryder Supply Chain Solutions, managing $2 billion of procurement across multiple transportation modes, as well as providing operations and sales support for the company's 3PL customers. Prior to Ryder, he held roles at YRC Logistics, Huhtamaki, Hewlett Packard, Agilent Technologies, and SHGL Global Logistics. Mr. Burke graduated cum laude from the University of Arkansas with a B.S. in Supply Chain Management and Logistics.

Speaker Biographies Nitin Kapoor Chief Technology Officer Nitin Kapoor has served as Chief Technology Officer since May 2014. He joined the company in March 2013 as Senior Vice President of Products and Services. Mr. Kapoor is a seasoned technology executive with over 18 years of experience managing technology innovation at supply chain and e-commerce companies. He came to Echo from Open Mile, a Boston-based online transportation technology company he co-founded and that was acquired by Echo in early 2013. While at Open Mile, he served as Vice President of Engineering and Product, developing the firm's cloud-based technology that brought automation to manual transportation management processes. Before Open Mile, he was Director of the Technology Platform at AT&T's Sterling Commerce division, a leading provider of Supply Chain Management, B2B/Integration and Financial Systems software. Prior to Sterling Commerce, Mr. Kapoor Co-Founded and served as Director of Technology at Yantra Corporation, a company that created e-commerce products for retailers and 3PL/Logistics providers. He also held various technology positions at Infosys Technologies Ltd. Mr. Kapoor holds a Bachelor's Degree in Mechanical Engineering from the Indian Institute of Technology, Bombay, and is a patent holder for an adaptive inventory management algorithm to support ultra-high volume web commerce developed during his time at Yantra.

Speaker Biographies Cheryl Johnson SVP, Talent Cheryl Johnson joined Echo as Senior Vice President of Talent in March 2014. Ms. Johnson holds more than 16 years of progressive HR industry experience, with experience designing talent strategies for a number of high growth organizations in the consumer products, retail and industrial products industries. Prior to joining Echo, Ms. Johnson led talent management for retail chain Ulta Cosmetics. Prior to her time with Ulta, Ms. Johnson served as Divisional Vice President of Strategic Talent Management for Sears Holding Company and also spent time as Vice President of Human Resources for Fossil Inc. Ms. Johnson graduated from the University of Toledo with a B.S. in Psychology. Mike Mobley SVP, Operations Michael Mobley has served as Senior Vice President of Operations since June 2010. Mr. Mobley brings to Echo over two decades of experience managing complex supply chains and implementing large-scale software platforms. Prior to joining Echo, he served as Vice President of Supply Chain for Omron Healthcare, Inc. Before joining Omron, Mr. Mobley held a variety of leadership posts at Whittman-Hart and Multigraphics, starting his career at Accenture in 1988. Mr. Mobley holds a B.S in Engineering with a minor in Operations from the University of Illinois, and an MBA from J.L. Kellogg Graduate School of Management, Northwestern University.

Speaker Biographies Kyle Sauers Chief Financial Officer Kyle Sauers has served as Chief Financial Officer of Echo Global Logistics since October 2013. He joined the company in January 2011 as Senior Vice President of Finance and Controller. Mr. Sauers brings deep leadership experience in finance and accounting functions to Echo. Prior to Echo, Mr. Sauers was the General Manager of Varian Medical Systems’ Security & Inspection Products Division, a result of Varian’s acquisition of Bio-Imaging Research (“BIR”) where he had served on the Board of Directors and as Chief Financial Officer since 2005. BIR was a leading supplier of cargo screening systems and software. Prior to BIR‚ Mr. Sauers spent eight years at Sphere Communications‚ a leading VoIP software technology company, most recently as Chief Financial Officer. Before Sphere‚ Mr. Sauers served in various financial management positions at APAC Customer Services‚ a provider of outsourced customer care and acquisition services. He began his career as part of the Audit and Business Advisory Practice at Arthur Andersen‚ where he served entrepreneurial and middle market companies. Mr. Sauers graduated from the University of Illinois with a B.S. Degree in Accounting and is a Certified Public Accountant.

Reconciliation to GAAP Fully-Diluted EPS and EBITDA Full year ended December 31, 2013 2012 2011 dollars in millions except per share data Non-GAAP EBITDA (1) $33.9 $32.8 $27.0 Change in contingent consideration payable, loss related to the acquisition of Shipper Direct, and non-recurring settlement costs (0.1) (3.1) 0.3 EBITDA $33.8 $29.7 $27.3 Non-GAAP fully diluted EPS (2) $0.61 $0.62 $0.53 Change in contingent consideration payable, loss related to the acquisition of Shipper Direct, and non-recurring settlement costs, net of tax effect (0.00) (0.08) 0.00 Fully diluted EPS $0.61 $0.54 $0.53 (1) Amounts shown exclude the effects of changes in contingent consideration payable, loss related to the acquisition of Shipper Direct, and non-recurring settlement costs (2) Amounts shown exclude the tax effected changes in contingent consideration payable, loss related to the acquisition of Shipper Direct, and non-recurring settlement costs, net of tax effect